NASDAQ: EVOK January 2017 Exh. 99.1

Forward-Looking Statements This presentation contains forward-looking statements about Evoke Pharma, Inc. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the company’s current beliefs and expectations. These forward-looking statements include statements regarding the timing of the pharmacokinetic (PK) study of Gimoti and submission of a new drug application (NDA), the potential approval and commercialization of Gimoti as a new and effective treatment for gastroparesis, the potential market size for Gimoti, the potential for Gimoti to be the only product that has shown symptomatic efficacy in an endpoint, Evoke’s protection of its intellectual property and Evoke’s belief that the PK study may serve as a basis for submission of a NDA. The inclusion of forward-looking statements should not be regarded as a representation by Evoke that any of its plans will be achieved. Actual results may differ from those set forth in this press release due to the risk and uncertainties inherent in Evoke’s business, including, without limitation: the statistically-significant data from the Phase 3 clinical trial of Gimoti only includes a portion of the patients in trial and that the Phase 3 trial failed to reach its primary endpoint; risks associated with successfully commencing and receiving favorable results from the planned PK study; later developments with the Food and Drug Administration (FDA) that may be inconsistent with the already completed pre-new drug application (NDA) meetings, including that the FDA will not accept selected data from our Phase 3 clinical trial; the FDA may change its recommendations regarding evaluation of drugs for the treatment of gastroparesis; the inherent risks of clinical development of Gimoti; Evoke is entirely dependent on the success of Gimoti, and Evoke cannot be certain that it will be able to submit an NDA for Gimoti or obtain regulatory approval for or successfully commercialize Gimoti; risks associated with manufacturing new formulations of Gimoti for use in the PK trial; Evoke’s dependence on third parties for the manufacture of Gimoti as well as the conduct of the PK trial; Evoke may require additional funding to complete the PK study and submit the NDA, and will require substantial additional funding to commercialize Gimoti, and may be unable to raise capital when needed, including to fund ongoing operations; Evoke may not be able to successfully commercialize Gimoti, if approved, as a result of risks associated with market acceptance, coverage and reimbursement and competing products; and other risks detailed in the periodic reports Evoke files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Evoke undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended. Information included herein is based on clinical data Evoke has received to date and its evaluation of such data. All conclusions contained herein are subject to and contingent upon additional clinical data being generated by Evoke as well as the evaluation of such data by the FDA and other regulatory agencies.

Investment Highlights Product Gimoti™: a novel nasal delivery of metoclopramide Symptomatic relief of acute and recurrent diabetic gastroparesis in women Differentiation versus Oral Medications Predictable absorption despite delayed and erratic stomach emptying Absorption not affected by vomiting Large, Growing & Unsatisfied Market 12-16M patients in US, 80% female Only 1 FDA-approved product: metoclopramide (oral & IV) ~4M prescriptions annually for oral metoclopramide Clinical and Regulatory Pathway Phase 3 Efficacy Data: statistical significance demonstrated in patients with moderate to severe gastroparesis symptoms at baseline despite not meeting primary endpoint Pre-NDA Meetings Successful: In August and December 2016, obtained positive guidance for Gimoti NDA (include pharmacokinetic (PK) study) and Regulatory, CMC, and Non-clinical plans were agreeable

Gastroparesis: Unpredictable & Difficult to Treat

EVOKE PHARMA

Disease severity can cause malnutrition and result in hospitalization

Undissolved drug tablets in stomach



Simpson, S.E., Clinical Toxicology, 2011

- Delayed emptying of stomach contents to small intestine (in the absence of an obstruction) interferes with oral absorption
- Vomiting further complicates effectiveness of oral medications
- Symptoms characteristic of flare:

Nausea	Abdominal Pain	Early Satiety
Bloating	Prolonged Fullness	Vomiting

Impact on patients:

Diminished Quality of Life • Malnourishment • Poor Diabetes Control • Hospitalizations (Avg. 6+ days*)

* Wang, YM. Am J of Gastroenterol 2008; 103:313-322

Gastroparesis Overview

4

Gastroparesis: Large & Growing Market


12 – 16 million patients with symptoms of gastroparesis and one FDA approved drug

- **Estimated $3-4B prescription market**
- **$3.5B in additional hospitalization costs in 2004**
- ~2-3M patients currently receive treatment
- Under-diagnosed in part due to lack of awareness
- Diabetes is number one known cause
- Increasing prevalence due to growing diabetes rate
- **80% of diabetic gastroparesis patients are women**

1. Wang, Parkman. "Gastroparesis Related Hospitalizations in the United States: Trends, Characteristics and Outcomes 1995-2004" *AM J Gastroenterol* 2008; 103:313-322
2. Samsom M, Roelofs J. "Prevalence of Delayed Gastric Emptying in Diabetic Patients and Relationship to Dyspeptic Symptoms." *Diabetes Care*, Vol. 26, No. 11, Nov. 2003, 3116-3122
3. Hasler WL. *Current Gastro Reports* 2007; 9: 261-2692007; 9: 270-279
4. Intagliato NI, Koch KL. *Current Gastro Reports*
5. Soykan I, Sivri B, Sarosiek I, Kiernan B, McCallum RW. Demography, clinical characteristics, psychological and abuse profiles, treatment, and long-term follow-up of patients with gastroparesis. *Dig Dis Sci* 1998;43:2398-404

Gastroparesis Overview

5

Gastroparesis: Unmet Clinical Need Motility & Symptoms Metoclopramide (1st line) Domperidone (not FDA-approved) Motility Erythromycin (not indicated) Symptoms Odansetron, promethazine (N & V) PPI’s (Abdominal pain) Narcotics (Abdominal pain) Current oral treatment options lack predictable delivery All oral medications Ineffective Treatments and Inadequate Response Erratic absorption of oral drugs* (significant delay, multi-dose dumping) or no absorption due to vomiting Unpredictable efficacy and potential safety concerns Lack of compliance due to nausea and other GI symptoms * Gastroparesis: Clinical Evaluation of Drugs for Treatment FDA Guidance for Industry. July 2015

Study Shows Improved Efficacy with Non-Oral Treatment “This non-oral route generates a constant plasma level of the metoclopramide when: Patients are vomiting Unpredictable absorption limits the value of any orally administered agent” Clinical study only: Subcutaneous metoclopramide not commercially available and not FDA approved Success rate for alternative administration shown to be 3x higher than oral Soykan. et al Digestive Diseases and Sciences, Vol. 43, No. 11 (November 1998)

Gimoti: Our Treatment Solution Novel approach for symptomatic relief of acute & recurrent diabetic gastroparesis in women Unlike oral medications, nasal delivery bypasses the gastrointestinal tract and directly enters the bloodstream Provides predictable absorption regardless of gastric emptying delays and symptom relief even during flares Gimoti (metoclopramide nasal spray) Sites of nasal spray delivery and absorption

Phase 3 Results & Design Efficacy Primary endpoint not met (N = 205, p = 0.881) Statistically significant results demonstrated in patients with moderate to severe gastroparesis symptoms at baseline at multiple time points Significant placebo effect in mild patients Safety Gimoti was well-tolerated Similar or fewer adverse events of special interest (CNS, nasal) for Gimoti compared to placebo No Serious Adverse Events (SAE) related to study drug Randomized double-blind, placebo-controlled, parallel-group, 28-day US study evaluated the efficacy, safety and population pharmacokinetics in adult female subjects with diabetic gastroparesis and delayed gastric emptying Two treatment arms: Gimoti or placebo, one spray before meals and at bedtime Primary endpoint: Change in GSA total score from Baseline to Week 4 of treatment 205 total patients

Supplemental Analysis of Phase 3 Data Patients with moderate to severe symptoms (N = 105, 51% of subjects) responded statistically significantly better to Gimoti than placebo Analysis of patients with higher symptom severity consistent with FDA Draft Guidance (July 2015) Population Time Period Placebo1 Gimoti1 p-value2 Intent-to-Treat   Week 1 Week 2 Week 3 Week 4 (N = 53) -0.387 -0.614 -0.749 -0.856 (N = 52) -0.588 -0.950 -1.096 -1.220   0.036 0.025 0.039 0.085* Per Protocol   Week 1 Week 2 Week 3 Week 4 (N = 40) -0.362 -0.625 -0.714 -0.841 (N = 38) -0.623 -1.040 -1.286 -1.373   0.019 0.015 0.003 0.014 Estimated Mean Change from Baseline in Mean Daily GSA Total Scores: Moderate to Severe Study Populations 1 LSMean from ANCOVA 2 p-value is obtained from an ANCOVA model with fixed effect for treatment group and the baseline value as a covariate. If the normality assumption was not met, the p-value was obtained from a rank ANCOVA test and denoted with an *.

Supplemental Efficacy Analysis of Phase 3 Data Symptom Time Period Placebo1 (N = 53) Gimoti1 (N = 52) p-value2 Nausea Week 1 -0.370 -0.859 0.001 Week 2 -0.696 -1.149 0.032* Week 3 -0.818 -1.242 0.043 Week 4 -0.905 -1.404 0.027 Upper Abdominal Pain Week 1 -0.394 -0.641 0.025 Week 2 -0.554 -0.990 0.016 Week 3 -0.690 -1.194 0.008 Week 4 -0.791 -1.218 0.047 Mean Change from Baseline to Week 4 in Mean Daily Nausea and Upper Abdominal Pain Score in ITT Population with Moderate to Severe Symptoms 1 LSMean from ANCOVA 2 p-value is obtained from an ANCOVA model with fixed effect for treatment group and the baseline value as a covariate. If the normality assumption was not met, the p-value was obtained from a rank ANCOVA test and denoted with an *. Patients with moderate to severe symptoms had a statistically significant improvement in nausea and abdominal pain consistent with previous studies

Phase 2b Efficacy Results Summary of Phase 2b Study Statistically significant difference between Gimoti and placebo (p<0.02) for pre-specified analysis group of females (n=203) Results not significant for ITT population due to lack of statistical differentiation from placebo in males (n=84) Other Considerations METO-IN-002 revealed gender difference not previously detected in smaller gastroparesis studies Gender effects have been reported in drug studies for other GI motility disorders, such as IBS, and products approved for female-only indications Statistically Significant & Clinically Meaningful Improvement in Women Baseline Week 1 Week 2 Week 3 Week 4 p=0.024 p=0.021 Mean mGCSI-DD Total Score Change from Baseline to Week 4 for Females Mean Total Score Change *Revicki et al. (2004) Gastroparesis Cardinal Symptom Index (GCSI): development and validation of a patient reported assessment of severity of gastroparesis symptoms. Qual Life Res. 2004;13(4):833-44.

Gimoti: Well Tolerated in Clinical Trials Favorable Safety Profile in Phase 1 ,2, 3 and TQT studies No deaths, few SAE’s and no SAE’s related to study drug Dropouts Phase 2 = 10% (includes 5% due to AE) Phase 3 = 7% (includes 2% due to AE) TQT study: No QT prolongation at supratherapeutic dose (80 mg) Phase 2 Phase 3 Adverse Events (AEs) Placebo (N=95) 10 mg (N=95) 14 mg (N=95) Placebo (N=103) 10 mg (N=102) Nervous System 12% 25% 30% 12% 10% Respiratory System 8% 13% 18% 12% 7% Epistaxis 2% 2% 3% 2% 1% Nasal discomfort 0 3% 2% 4% 1% Serious Adverse Events (n) 4 0 2 2 3

FDA guidance provided at Pre-NDA Meetings Currently developing strategy for healthy volunteer pharmacokinetic (PK) study In discussions with Manufacturing organizations Phase I clinical study sites NDA development in parallel with PK trial Gimoti: Timeline Completed Phase 3 in women (METO-IN-003) Pre-NDA Meeting #2 (Clinical, PK, Safety) Reported METO-IN-003 Top Line Results Pre-NDA Meeting #1: (CMC, Regulatory, Non-Clinical) 2017 2018 Initiation of PK study (TBD) Submission of NDA Provided additional data demonstrating statistical significance of Gimoti in moderate to severe patients May July August December 2016 January

Compelling Commercial Opportunity Significant Unmet Need Physicians and patients report broad interest in non-oral treatment alternatives to address unpredictable absorption No new therapies for gastroparesis since 1980 Ready-made Market 4M prescriptions of oral metoclopramide annually 20-50% of patients use off-label treatments or go untreated Potential for Premium Pricing 30 national and regional plans indicate limited reimbursement impediments based upon various pricing scenarios Appropriate for Specialty Salesforce ~7,200 metoclopramide prescribing gastroenterologists allows for small, targeted salesforce Significant referrals for diagnosis/treatment from specialists Rapid Uptake Possible No expected competitive sales force for several years after launch Market research shows rapid incorporation into treatment regime

Current Competitive Landscape

EVOKE PHARMA

Strong competitive advantages

- FDA requires symptom relief for any new chemical entity as the primary endpoint for gastroparesis
- Gimoti only known product with statistically significant symptom efficacy in pre-specified endpoint

Product	Class	Route	Company	Development Status
Gimoti	**Dopamine antagonist & mixed 5-HT_3 antagonist/5-HT_4 agonist**	**Nasal**	**Evoke Pharma**	Phase 3 (n=205): Statistical significance achieved in patients with moderate to severe gastroparesis. Did not meet primary endpoint for ITT. FDA agreed NDA could be submitted with additional PK study as a portion of Gimoti filing
Relamorelin	Ghrelin agonist	Sub Cutaneous	Allergan/ Motus/Rhythm Therapeutics	**Phase 2b** Phase 2b results: Failed to meet primary endpoint in symptomatic relief of vomiting reduction. Phase 2a results: Failed to meet secondary symptom endpoint with either dose
Velusetrag	5-HT_4 agonist	Oral	Theravance	**Phase 2b (enrolling)** Phase 2a (n=34) results: No results reported for symptom relief
Tradipitant	NK-1 antagonist	Oral	Vanda	**Phase 2 (enrolling):** No prior results in gastroparesis
Renzapride	5-HT4 agonist and 5HT-3 antagonist	Oral	EndoLogic	**Phase 2a (completed 2008)** No results reported for symptom relief (gastric emptying only)
ATC-1906	D2/D3 receptor antagonist	Oral	Takeda	**Phase 1 (ongoing):** No known results

Commercial Opportunity

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Addressing Physician Concerns Source: ZS Associates Gastroparesis quantitative survey (n=121), Question 4Q5: How much do you agree with each of the following statements? Totals weighted based on average metoclopramide TRx’s per high/medium segment Completely Disagree Completely Agree

Strong Pricing Potential Ample commercial insurance reimbursement expected Prices similar to ($B) or higher than ($H) than current branded GI products Similar regardless of label (profile) differentiation Mostly Tier 3 “Unrestricted” or “Restricted” coverage projected (typical for branded products) Expecting relatively less reimbursement issues due to Lack of competitive products Large unmet need Significant current medical costs for hospitalization Management of Gimoti at Evaluated Prices (Coverage by Percentage of Lives) N=30 Gimoti benefit vs. standard of care Mid price High price Anticipate Gimoti to be widely available to commercial plan members Source: Campbell Alliance Web-based surveys with 18 pharmacy directors and 12 medical directors. April 29 through May 26, 2015.

Summary Current patents provide protection against: Delivering metoclopramide into the nose to treat symptoms associated with gastroparesis; and Using a spectrum of stable liquid formulations containing metoclopramide Long-Term IP Protection U.S. Granted Patents Patent # U.S. 6,770,262 U.S. 8,334,281 Title Nasal Administration of Agents for the Treatment of Gastroparesis Nasal Formulations of Metoclopramide Expires 2021 2030 PCT Application Application # PCT/US2012/052096 Title Treatment of Symptoms Associated with Female Gastroparesis Expires 2032 (if granted)

Selected Financial Data Income Statement Data (in USD) Cash (in USD) and Equity Data 3Q 2016 (Ended September 30, 2016) Operating Expense Research & Development $1.3M General Administrative $0.8M Total Operating Expense $2.1M Other (Income) Expense $0.8M Net Loss $3.0M September 30, 2016 Cash Balance $10.4M Common Shares Outstanding 12.4M Warrants 3.3M Stock Options 1.3M December 31, 2016 Cash Balance $9.0M

Gimoti™: novel nasal delivery of metoclopramide for the symptomatic relief of acute and recurrent diabetic gastroparesis in women Only one FDA-approved therapy for gastroparesis: Metoclopramide (oral & IV) which has ~4M million prescriptions of the oral medication annually Serves unmet clinical need: Provides predictable absorption despite gastroparesis symptoms Large market opportunity: 12-16M patients in US (80% women) Positive additional data from Phase 3 trial: Gimoti demonstrated a statistically significant benefit in patients with moderate to severe gastroparesis demonstrated Received positive NDA guidance from FDA: A PK trial could serve as portion of an NDA for Gimoti Investment Highlights